UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 7, 2006
                                                  ------------------------------


                         Hartford Life Insurance Company
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Connecticut                    001-32293                 06-0975158
----------------------------   --------------------------    -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
         --------------------------------------------------------------
              (Address and Zip Code of principal executive offices)


     Registrant's telephone number, including area code:      (860) 547-5000
                                                          ----------------------

                                 Not Applicable

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___Soliciting material pursuant to Rule 14a-12 under the Exchange Act of (17 CFR 240.14a-12)

___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

         The following table is incorporated by reference into, and replaces, in its entirety, the table appearing on page 13 of (i) the prospectus included in Hartford Life Insurance Company's Registration Statement on Form S-3 (Registration Statement No. 333-130089), as amended (the "Registration Statement"), (ii) the prospectus, dated April 3, 2006, relating to Hartford Life Secured IncomeNotes(SM) registered on the Registration Statement as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended, and (iii) the prospectus, dated April 3, 2006, relating to Hartford Life Secured Medium-Term Notes registered on the Registration Statement as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended.

                                                         --------------------------------------------------------------
                                                              YTD         YTD         YTD         YTD          YTD
     (IN MILLIONS)                                         12/31/05     12/31/04   12/31/03     12/31/02    12/31/01
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------
     EARNINGS                                                   $1,116     $1,012        $794         $428        $696
     ADD:
     FIXED CHARGES
        Interest expense                                             -          -           -            -           -
        Interest factor attributable to rentals                      5          6           6            7           6
     ------------------------------------------------------------------------------------------------------------------
     TOTAL FIXED CHARGES                                             5          6           6            7           6
        Interest credited to contractholders                     1,679      1,658       1,055          974         939
     ------------------------------------------------------------------------------------------------------------------
     TOTAL FIXED CHARGES INCLUDING INTEREST CREDITED TO
        CONTRACTHOLDERS                                          1,684      1,664       1,061          981         945
     ------------------------------------------------------------------------------------------------------------------
     EARNINGS, AS DEFINED                                        1,121      1,018         800          435         702
     ------------------------------------------------------------------------------------------------------------------
     EARNINGS, AS DEFINED, INCLUDING INTEREST CREDITED
        TO CONTRACTHOLDERS                                       2,800      2,676       1,855        1,409       1,641
     ------------------------------------------------------------------------------------------------------------------
     FIXED CHARGES
        Fixed charges above                                          5          6           6            7           6
        Dividends on subsidiary preferred stock                      -          -           -            -           -
     ------------------------------------------------------------------------------------------------------------------
     TOTAL FIXED CHARGES AND PREFERRED DIVIDEND
        REQUIREMENTS                                                 5          6           6            7           6
     ------------------------------------------------------------------------------------------------------------------
     TOTAL FIXED CHARGES, INTEREST CREDITED TO
       CONTRACTHOLDERS  AND PREFERRED DIVIDEND
       REQUIREMENTS                                             $1,684     $1,664      $1,061         $981        $945
     ------------------------------------------------------------------------------------------------------------------
     RATIOS
        Earnings, as defined, to total fixed charges             224.2      169.7       133.3         62.1       117.0
     ------------------------------------------------------------------------------------------------------------------
        Earnings, as defined, to total fixed charges
          and preferred dividend requirements                    224.2      169.7       133.3         62.1       117.0
     ------------------------------------------------------------------------------------------------------------------
        Earnings, as defined, including interest
          credited to contractholders, to total fixed
          charges including interest credited to
          contractholders                                          1.7        1.6         1.7          1.4         1.7
     ------------------------------------------------------------------------------------------------------------------
        Earnings, as defined, including interest credited to
          contractholders, to total fixed charges including
          interest credited to contractholders and
          preferred dividend requirements                          1.7        1.6         1.7          1.4         1.7
     ------------------------------------------------------------------------------------------------------------------

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         The following document is filed with reference to and is hereby incorporated by reference into the Registration Statement.

         (d)  Exhibits

         Exhibit No.       Exhibit Name
         -----------       ------------

         Exhibit 12 Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Hartford Life Insurance Company
                                   (Registrant)



Date:  April 7, 2006               By:   /s/ Ernest M. McNeill, Jr.
                                        ----------------------------------------
                                        Name:  Ernest M. McNeill, Jr.
                                        Title: Senior Vice President & Chief
                                               Accounting Officer

                                  EXHIBIT INDEX

         Exhibit No.       Exhibit Name
         -----------       ------------

         Exhibit 12 Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends.